UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Monro, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check all boxes that apply)

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MONRO, INC.

ATTN: BRIAN D’AMBROSIA

200 HOLLEDER PKWY

ROCHESTER, NY 14615

D88548-Z82976-P76793

Your Vote Counts!

MONRO, INC.

2022 Annual Meeting

Vote by August 15, 2022

11:59 PM ET

You invested in MONRO, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 16, 2022.

Get informed before you vote

View the Notice, Proxy Statement and the 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 2, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	August 16, 2022
vote without entering a	10:00 AM Eastern Time
control number
Virtually at: www.virtualshareholdermeeting.com/MNRO2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Elect five directors to Class 1 of the Board of Directors to serve a two-year term and until their successors are duly elected and qualified at the 2024 annual meeting of shareholders.

Nominees:
01) John L. Auerbach 04) Lindsay N. Hyde 02) Michael T. Broderick 05) Leah C. Johnson 03) Donald Glickman

2.	Approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers.

3.	Ratify the re-appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 25, 2023.

4.	Consider any other business as may properly be brought before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D88549-Z82976-P76793